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                                                                    Elfun Funds
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                      Supplement Dated December 22, 1998
                      To Prospectus Dated April 30, 1998

The following supplements the paragraph entitled "By Automatic Investment Plan" on page 22 of the Prospectus by adding the following sentence to the end of the paragraph:

         If an automatic monthly investment transaction fails due to insufficient funds in your account, you may be assessed an additional charge.

The following replaces the second sentence of the second paragraph under the heading "Checkwriting Privileges" on page 24 of the Prospectus:

         If the amount of the check is greater than the value of the Units in a unitholder's account, the check will be returned marked "insufficient funds" and you may be assessed an additional charge.

                                                                        ELF2-36